Exhibit 10.3

AMENDMENT NO. 2 TO

STANLEY ASSOCIATES, INC.

STOCKHOLDERS’ AGREEMENT

OF AUGUST 27, 1996

THIS AMENDMENT NO. 2 STANLEY ASSOCIATES, INC. STOCKHOLDERS’ AGREEMENT OF AUGUST 27, 1996 (this “Amendment”) is made and entered into as of the 30th day of September, 2001, between (i) STANLEY ASSOCIATES, INC., a District of Columbia corporation (the “Corporation”), and (ii) the undersigned Stockholder of the Corporation and (iii) the other Stockholders of the Corporation.

WHEREAS, the undersigned Stockholder and each other Stockholder of the Corporation (other than employee pension benefit plans maintained by the Corporation) are parties to the Stockholder Agreement of August 27, 1996 of the Corporation, as previously amended (as amended, the “Stockholders’ Agreement”);

WHEREAS, the Board of Directors of the Corporation has approved an amendment to the definition of “Fair Market Value” in the Stockholders’ Agreement so as to conform such definition to that used in the Corporation’s 1995 Stock Incentive Plan; and

WHEREAS, such amendment is required to be in writing and signed by all of the parties to the Stockholders’ Agreement,

NOW THEREFORE, in consideration of the mutual covenants, agreements and promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

a.  Definitions.  Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Stockholders’ Agreement.

b.         Amendment to Stockholders’ Agreement.  Section 1D of the Stockholders’ Agreement is hereby amended so as to read in its entirety as follows:

                                        “Fair Market Value” shall mean the fair market value of the shares of Stock as determined in on an annual basis by an appraiser designated by the Corporation’s Board of Directors.  The determination of such appraiser shall be conclusive and binding upon the Corporation and each Stockholder, and shall not be subject to review by and arbitral, judicial or other tribunal or authority.

2.         Effect of Amendment.  Upon execution by the Stockholders, the foregoing amendment will be effective as of September 30, 2001.  Upon effectiveness of the foregoing amendments, each reference in the Stockholders’ Agreement to the “Agreement,” or “hereunder” or words of like import shall mean and be a reference to the Stockholders’ Agreement, as amended by the foregoing amendment.  Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Stockholders’ Agreement shall remain the same.  It is acknowledged and agreed by the Corporation and the undersigned Stockholders for the benefit of each Stockholder that the Stockholders’ Agreement, as amended hereby, shall continue in force and effect, and that the Stockholders’ Agreement and this document shall be read and construed as one instrument.

3.         Miscellaneous

A.    The use of either gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural and vice versa, wherever appropriate.

B.    The Stockholders’ Agreement as amended by this Amendment, sets forth all of the promises, agreements, conditions, understandings, covenants, warranties and representations among the parties hereto with respect to the shares of Stock held thereunder, and there are no promises, other than as set forth therein and herein.  Any and all prior agreements with respect to such shares of Stock are hereby revoked.  The Stockholders’ Agreement, as amended hereby, is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to such shares of Stock.

C.    This Amendment shall be construed and enforced in accordance with the laws of the District of Columbia, without regard to its otherwise applicable conflict of laws principles.

D.    The headings and other captions in this Agreement are for convenience of reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

E.     This Amendment is intended to be executed in several counterparts, each of which is deemed to be an original, and all of which, taken together, constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first hereinabove written.

WITNESS:	CORPORATION:

ATTEST:	STANLEY ASSOCIATES, INC.,
a District of Columbia corporation

/s/ William E. Karlson	By:	/s/ Philip O. Nolan
William E. Karlson, Secretary		Philip O. Nolan, President

WITNESS:	STOCKHOLDER:

Date:	Printed Name:

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